Exhibit A(6)(a)


                                                        Division or Corporations
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 04:11 PM 08/09/2012
                                                       FILED 03:34 PM 08/09/2012
                                                     SRV 120922088 -4936548 FILE


                                STATE OF DELAWARE

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                           ABAX BROKERAGE SERVICES LLC


FIRST: The name of the limited liability company is ABAX Brokerage Services LLC.

SECOND The Certificate of Formation is amended by changing paragraph "FIRST" to read in full as follows:

FIRST: The name of the limited liability company is: TSC Distributors, LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate Of Amendment of Certificate of Formation this 9th day of August, 2012.



                                By:            /S/ TINA K. SINGH
                                   ------------------------------------------
                                   Name:  Tina K. Singh
                                   Title: Manager and Chief Executive Officer






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                                                        Division or Corporations
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 05:26 PM 02/04/2011
                                                       FILED 04:43 PM 02/04/2011
                                                     SRV 110120036 -4936548 FILE


                            CERTIFICATE OF FORMATION

                                       OF

                           ABAX BROKERAGE SERVICES LLC
                           A LIMITED LIABILITY COMPANY


FIRST: The name of the limited liability company is ABAX Brokerage Services LLC.

SECOND The address of the registered office of the limited liability company in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, Country of New Castle, 19808, and its registered agent for service of process at such address is CORPORATION SERVICE COMPANY.

IN WITNESS WHEREOF, the undersigned, being the individual forming the limited liability company, has executed, signed and acknowledged this Certificate of Formation this 4th day of February, 2011.



                                By:            /S/ TINA K. SINGH
                                   ------------------------------------------
                                   Name:  Tina K. Singh
                                   Title: Authorized Person










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